UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2013

EP ENERGY LLC

(Exact name of registrant as specified in its charter)

Delaware	333-183815	45-4871021
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Louisiana Street
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

(713) 997-1200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Consent and Agreement to Reserve-Based Revolving Credit Agreement

On June 7, 2013, EP Energy LLC (the “Registrant”) received requisite lenders’ consent and entered into a consent and agreement to its reserve-based revolving credit agreement (the “RBL”) to (1) provide that the current borrowing base will remain in effect notwithstanding the consummation of potential asset dispositions until the earlier of (a) 30 days after the Registrant has provided to the lenders a reserve report as of June 30, 2013 and (b) September 1, 2013 and (2) permit the Registrant to enter into one or more hedges on behalf of purchasers in connection with potential asset dispositions notwithstanding that such hedges, when aggregated with existing hedge agreements of the Registrant and its subsidiaries, could potentially exceed the hedging limitations set forth in the RBL.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EP ENERGY LLC

Date: June 10, 2013	By:	/s/ Dane E. Whitehead
Dane E. Whitehead
Executive Vice President and Chief Financial Officer

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